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                                                                    Exhibit 99.2


   Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, L. Frederick Sutherland, Executive Vice President, Chief Financial Officer, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of ARAMARK Corporation, and, except as corrected and supplemented in a subsequent covered report:

          . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit and Corporate Practices Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          . ARAMARK Corporation Annual Report on Form 10-K for the fiscal year ended September 28, 2001;

          . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of ARAMARK Corporation filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above; and

          .    any amendments to any of the foregoing.



 /s/ L. Frederick Sutherland         Subscribed and sworn to
----------------------------
L. Frederick Sutherland              before me this 12/th/ day of
Executive Vice President,            August, 2002.
Chief Financial Officer
                                      /s/ Mattie B. Wilson
                                     -----------------------------------
August 12, 2002                      Notary Public

                                     My Commission Expires:
                                     October 28, 2005

                                     [Notary seal]